Commitments And Contingencies Commitments And Contingencies (Tables)	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Schedule of Future Payments Required for Significant Commitments [Table Text Block]
The future payments required under the Company’s significant commitments as of December 31, 2011 are as follows (in millions):

	Payments Due By Period
	2012	2013	2014	2015	2016	Thereafter	Total
Interest payments related to indebtedness(1)	$43.8	$43.4	$40.5	$40.0	$32.4	$83.7	$283.8
Capital lease obligations	2.0	1.6	0.6	0.4	0.2	0.1	4.9
Operating lease obligations	48.0	34.9	20.5	15.0	13.1	51.0	182.5
Unconditional purchase obligations(2)	67.9	3.5	2.3	1.2	0.9	—	75.8
Other short-term and long-term obligations(3)	64.6	31.9	28.2	34.6	32.9	84.9	277.1
Total contractual cash obligations	$226.3	$115.3	$92.1	$91.2	$79.5	$219.7	$824.1
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(1)
Estimated interest payments are calculated assuming current interest rates over minimum maturity periods specified in debt agreements. Debt may be repaid sooner or later than such minimum maturity periods (unaudited).

(2)	Unconditional purchase obligations exclude routine purchase orders entered into in the normal course of business.

(3)
Other short-term and long-term obligations include estimates of future minimum contribution requirements under the Company’s U.S. and non-U.S. defined benefit pension and postretirement plans. These estimates are based on current legislation in the countries the Company operates within and are subject to change. Other short-term and long-term obligations also include income tax liabilities related to uncertain income tax positions connected with ongoing income tax audits in various jurisdictions (unaudited).

Schedule of Guarantor Obligations [Table Text Block]

	Amount of Commitment Expiration Per Period
	2012	2013	2014	2015	2016	Thereafter	Total
Guarantees	$128.7	$2.8	$1.9	$1.0	$0.2	$—	$134.6